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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO ACCOMPANY SHARES OF COMMON STOCK
OF
CAP ROCK ENERGY CORPORATION

Total Number of Shares represented by certificate(s)**
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Certificate(s))	Certificate Number(s)*

Total Shares

*
Need NOT be completed by shareholders who tender shares by book-entry transfer.
**
All shares represented by any certificates delivered to the depositary will be assumed to be tendered. Partial tenders will not be accepted. See Instruction 4.

TENDERED PURSUANT TO THE OFFER TO PURCHASE
DATED FEBRUARY 8, 2003

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., EASTERN TIME, ON
APRIL 8, 2003, UNLESS THE OFFER IS EXTENDED

The Depositary for our Offer is:
COMPUTERSHARE TRUST COMPANY OF NEW YORK

By Overnight Delivery or by Hand Delivery:	By Mail:
Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005	Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, NY 10268-1010

YOU SHOULD CAREFULLY READ THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO US OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

You should complete this letter of transmittal only if:

  •
  You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or
  •
  You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the offer to purchase and you are not using an agent's message (as defined in Instruction 2).

If you want to tender your shares in our offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

☐	Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an affidavit of loss and return it with your letter of transmittal. A bond will be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Investor Services, as the transfer agent for the shares, at (312) 360-5292, for further instructions and to obtain an affidavit of loss. See Instruction 12.
☐
Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):
Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐	Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:
Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number:

ODD LOTS
(SEE INSTRUCTION 7)

Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or
☐

is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
"IMPORTANT—SHAREHOLDERS SIGN HERE"
IF YOU WANT TO TENDER YOUR SHARES,
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO COMPUTERSHARE TRUST COMPANY OF NEW YORK:

        The undersigned hereby tenders to Cap Rock Energy Corporation, a Texas corporation (the "Company"), the above-described shares of the Company's common stock, $0.01 par value per share, at a price of $10.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated February 8, 2003, receipt of which is hereby acknowledged, and in this letter of transmittal which, together with the offer to purchase, as amended or supplemented from time to time, together constitute the offer.

        Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is amended, the terms and conditions of the amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the offer to or upon the order of the Company and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

  1.
  deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

  2.
  present certificates for the shares for cancellation and transfer on the Company's books; and

  3.
  receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

        The undersigned covenants, represents and warrants to the Company that:

  1.
  the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

  2.
  the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that he/she received the tendered shares in connection with the conversion plan and that those tendered shares are all of the originally issued shares now held.

  3.
  the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

  4.
  the undersigned agrees to all of the terms of the offer.

        The undersigned understands that the Company's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

        The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers and the number of shares evidenced by the certificates that the shareholder is tendering should be set forth in the appropriate boxes above.

        The undersigned recognizes that under the circumstances set forth in the offer to purchase, the Company may amend the offer, postpone the acceptance for payment of, or the payment for, shares tendered or accept fewer than all shares tendered. The undersigned understands that certificate(s) for any shares not purchased will be returned to the undersigned at the address indicated above.

        The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above.

        All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

IMPORTANT
SHAREHOLDERS SIGN HERE
(PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)

        (The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on a security position listing. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 5.)

(SIGNATURE OF OWNER)	(SIGNATURE OF OWNER)
Name(s):	(PLEASE PRINT)	(PLEASE PRINT)
Dated:	, 2003

Capacity (full title):
Address:	(INCLUDE ZIP CODE)
Daytime Telephone Number (including area code):
Tax Identification or Social Security Number:	(SEE SUBSTITUTION FORM W-9)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
Name:	(PLEASE PRINT)
Title:
Name of Firm:
Address:	(INCLUDE ZIP CODE)
Daytime Telephone Number (including area code):
Dated:	, 2003

SUBSTITUTE FORM W-9	Part 1—Taxpayer Identification Number—For all accounts, enter taxpayer identification number at box at right and certify by signing and dating below.	Social Security Number or Employer Identification Number
Note: If the account is in more than one name, see the chart in the enclosed guidelines to determine which number to give the payer.

Department of the Treasury	Part II—Check the box if you are exempt from back up withholding (see enclosed guidelines): ☐

Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)
Part III—Certification—under penalties of perjury, I certify that, (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). Certification Instruction—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest of dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed guidelines.)

	Signature:	Date:

Note: Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the offer. Please review the enclosed guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a Taxpayer Identification Number.

Awaiting Taxpayer Identification Number

        I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the depositary within sixty (60) days, the depositary is required to withhold 30% of all cash payment made to me thereafter until I provide a number.

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER

1.
GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered you may need to have the signatures on this letter of transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

  •
  this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder; or

  •
  the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

  In all other cases, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2.
DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, EITHER (1) OR (2) below must happen:

(1)
The depositary must receive all of the following at its address above in this letter of transmittal before or on the date our offer expires:

  •
  either (a) the certificates for the shares, or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction, and

  •
  either (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, and

  •
  any other documents required by this letter of transmittal.

(2)
You must comply with the guaranteed delivery procedure set forth below.

  BOOK-ENTRY DELIVERY. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

  AGENT'S MESSAGE. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

  GUARANTEED DELIVERY. If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

    •
    the tender is made by or through an eligible guarantor institution;

    •
    the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

    •
    all of the following are received by the depositary within three AMEX trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

    •
    either (a) the certificates for the shares, or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2;

    •
    either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer; and

    •
    any other documents required by this letter of transmittal.

  The method of delivering all documents, including share certificates, this letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

  Except as specifically permitted by Section 6 of the offer to purchase, we will not accept any alternative, conditional or contingent tenders, except as expressly provided in the offer to purchase. All tendering shareholders, by execution of this letter of transmittal or a manually signed facsimile of this letter of transmittal, waive any right to receive any notice of the acceptance of their tender.

3.
INADEQUATE SPACE. If the space provided in the box entitled "Shares tendered for certificates enclosed" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

4.
PARTIAL TENDERS AND UNPURCHASED SHARES. All shares represented by any certificates delivered to the depositary will be deemed to be tendered. Partial tenders will not be accepted.

  If any tendered shares are properly withdrawn or less than all tendered shares are purchased, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

5.
SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; EXACT SIGNATURE. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  JOINT HOLDERS. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

  DIFFERENT NAMES ON CERTIFICATES. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

  ENDORSEMENTS. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required.

  SIGNATURES OF FIDUCIARIES. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

6.
STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. We will pay any stock transfer taxes payable on the transfer to us of shares purchased pursuant to our offer.

7.
ODD LOTS. As described in Section 2 of the offer to purchase, if we purchase fewer than all tendered shares, we may elect that the shares purchased first consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

8.
IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by us in our sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder. Our interpretation of the terms of the offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by us. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, we determine. None of us, the depositary, the information agent or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any notice.

9.
QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for additional copies of the offer to purchase, this letter of transmittal or the notice of guaranteed delivery may be directed to the Information Agent at the telephone number and address set forth the back page of the offer to purchase and set forth below.

10.
SUBSTITUTE FORM W-9 AND FORM W-8BEN. To prevent backup federal income tax withholding equal to 30% of the gross payments payable pursuant to the offer, each shareholder who does not otherwise establish an exemption from backup withholding must notify the depositary of that shareholder's correct taxpayer identification number (or certify that that taxpayer is awaiting a taxpayer identification number) and provide various other information by completing, under penalties of perjury, the Substitute Form W-9 included in this letter of transmittal. Non-corporate foreign shareholders should generally complete and sign an appropriate Form W-8BEN and, in the case of some foreign entities, including various partnerships, trusts and estates, should generally also submit a complete and signed Form W-8BEN or Form W-9, as appropriate, with respect to its partners, members, beneficiaries or owners (and their beneficial owners), in order to avoid backup withholding. Copies of these forms may be obtained from the depositary. As more fully described below in Instruction 11, in the case of a foreign shareholder, even if that shareholder has provided the required certification to avoid backup withholding, the depositary will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

11.
WITHHOLDING ON FOREIGN SHAREHOLDERS. The depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his or her agent unless we and the depositary determine that (i) a reduced rate of withholding is available pursuant to a tax treaty, (ii) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business of the foreign shareholder within the United States or (iii) such proceeds are subject to capital gains treatment. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity created or organized in the United States or under the laws of the United States, any state or any political subdivision thereof, (iii) an estate, the income of which is includable in gross income for United States federal income tax purposes regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8BEN or any other equivalent form with respect to that foreign shareholder and, in the case of a foreign shareholder that is neither an individual nor a corporation, that foreign shareholder may be required to deliver both an IRS Form W-8IMY and an appropriate IRS Form W-8 or W-9 with respect to partners, members, beneficiaries or owners (and their beneficial owners) of that foreign shareholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the depositary before the payment a properly completed and executed IRS Form W-8ECI or any other equivalent form. We and the depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., IRS Form W-8IMY, IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance thereon is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if that shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the offer to purchase or is otherwise able to establish that no withholding tax or a reduced amount of withholding tax is due. If withholding results in an overpayment of taxes, a refund may be obtained only from the Internal Revenue Service. Federal backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.

13.
LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Investor Services, the transfer agent for our shares, at (312) 360-5292, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond will be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Continental Stock Transfer & Trust Company immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9
SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

FOR THIS TYPE OF ACCOUNT		GIVE THE SOCIAL SECURITY NUMBER OF:
1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and Wife (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. so-called trust account that is not a legal or valid trust under State law	The actual owner(1)
FOR THIS TYPE OF ACCOUNT		GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
8.	Sole proprietorship account	the owner(4)
9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable or educational organization account	The organization
12.	partnership account held in the name of the business	The partnership(6)
13.	Association, club or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee

15.	Account with the Department of Agriculture in the name of a public entity (such as a State or Local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.

(4)
Show the name of the owner but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.

(5)
List first and Circle the name of the legal trust, estate, or pension trust.

(6)
This also applies to a limited liability company (LLC) with at least two numbers.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

NOTE. IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

        If you do not have a Taxpayer Identification Number ("TIN") or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

        Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  An organization exempt from tax under Section 501(a), or an individual retirement account, or a custodian account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization, or any agency or instrumentality thereof.

  •
  A registered dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

2

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An exempt charitable remainder trust under section 664, or a non-exempt trust described in Section 4947(a)(1).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

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  Payments to partnerships not engaged in a trade or business in the United States, and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

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  Payments made by certain foreign organizations.

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  Payments made to a nominee.

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  Section 401(K) distributions made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

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  Payments of tax-exempt interest (including the exempt-interest dividends under Section 852).

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  Payments described in Section 6049(b)(5) to nonresident aliens.

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  Payments on tax-free covenant bonds under Section 1451.

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  Payments made by certain foreign organizations.

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  Payments made to a nominee.

        Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your tax payer identification number, check the box provided to indicate that you are exempt from backup withholding, and return it to the payer. If the payments are interest, dividends or patronage dividends, also sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed Internal Revenue Form W-8 (Certificate of Foreign Status).

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041 A, 6042, 6044, 6045, 6049, 6050A and 605ON and the regulations thereunder.

        PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers

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must generally withhold 30.0% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)
PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
MISUSE OF TAXPAYER IDENTIFICATION NUMBERS—If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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QuickLinks

  Exhibit (a)(1)(B)
ADDITIONAL INFORMATION REGARDING TENDERED SHARES
ODD LOTS (SEE INSTRUCTION 7)
NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED "IMPORTANT—SHAREHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES, PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
IMPORTANT SHAREHOLDERS SIGN HERE (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)
GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
Awaiting Taxpayer Identification Number
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER